Related Party Transactions	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
Related Party Transactions
In July 2013, the Company entered into a supply agreement, and a technology license agreement, with Overland. As payments under the supply agreement, and prior to the acquisition of Overland in December 2014, Sphere 3D issued common shares with a value as of the date of issuance equal to $0.5 million to Overland during the year ended December 31, 2014. The Company made purchases of $1.4 million from Overland related to the supply agreement prior to the acquisition of Overland on December 1, 2014.
In September 2014, the Company entered into a commercial relationship with a third party customer to sell a license to its Glassware product. The customer required that the Glassware product be provided through one of its preapproved distribution partners. The Company did not have a relationship with such distribution partner and in order to facilitate such transaction on a timely basis, the Company and Overland agreed that Overland would purchase the Glassware product from the Company and resell it to the distribution partner, with whom Overland had a preexisting relationship. The Company recognized no revenue related to these agreements during the years ended December 31, 2016 and 2015, and $0.8 million in revenue during the year ended December 31, 2014.
Prior to the acquisition of Overland in December 2014, the Company recognized $0.2 million in interest income from a promissory note due from Overland during the year ended December 31, 2014.
Professional services of $1.0 million, $0.5 million and $0.1 million were provided by affiliates of the Company during the years ended December 31, 2016, 2015 and 2014, respectively. As of December 31, 2016 and 2015, accounts payable and accrued liabilities included $17,000 and $163,000, respectively, due to related parties.